Interest Expense (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Debt Disclosure [Line Items]
Cash payments	$ 32,204	$ 39,893	$ 41,586
Commitment and agency fees paid	1,456	1,151	825
Amortization of discount	0	15	113
Amortization of deferred financing costs	2,150	2,615	2,070
Net change in accrued interest	6,774	1,083	(1,354)
Capitalized interest	(1,735)	(3,517)	(3,999)
Net interest expense	$ 40,849	$ 41,240	$ 39,241